SPECIMEN STOCK CERTIFICATE

                                     [LOGO]

                                ANTs SOFTWARE.COM


    NUMBER                                               SHARES

 Incorporated Under the Laws of                 Reverse for Certain Definitions
    the State of Nevada                              CUSIP [______________]


          This Certifies that ____________________ is the record holder of FULLY PAID AND NONASSESABLE SHARES OF COMMON STOCK, .001 PAR VALUE, OF

--------------------------------ANTs SOFTWARE.COM-------------------------------

          transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                                                             [SEAL]


         PRESIDENT                                           TREASURER


         COUNTERSIGNED AND REGISTERED:


         TRANSFER AGENT AND REGISTRAR

         BY:

         AUTHORIZED SIGNATURE


               The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

          TEN COM -- as tenants in common.

          TEN ENT -- as tenants by the entireties.

          JT TEN -- as joint tenants with right of survivorship and not as tenants in common.

          UNIF   GIFT   MIN  ACT   ----------------   Custodian
          ----------------------------------------       (Cust)
          (Minor)   under   Uniform   Gifts   to   Minors   Act
          ----------------------------------- (State)


          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                           -------------------------



          ----------------------------------------------------------------
          (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


          =================================================================
          Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

          _______________________________________________________   Attorney  to
          transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                           Dated:   ___________________________
                           X        ___________________________
                           X        ___________________________

                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                           WRITTEN UPON THE FACE OF THE CERTIFICATE
                           IN EVERY PARTICULAR, WITHOUT ALTERATION
                           OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                           Signature (s) Guaranteed



                           By:  ______________________
                           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.